AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
March 2011

For the month of March 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.14% and a net return of 0.10%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.06% for the month.

March 2011 gross relative performance:  +0.09%

Performance for periods ended March 31, 2010 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.91%	5.27%	6.01%	6.51%	6.10%
HIT Total Net Rate of Return	0.79%	4.81%	5.56%	6.06%	5.68%
Barclays Capital Aggregate Bond Index	0.42%	5.12%	5.30%	6.03%	5.56%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads relative to Treasuries tightened in all sectors.  Ginnie Mae permanent loan certificate spreads tightened by approximately 4 basis points (bps) and Ginnie Mae construction/ permanent loan certificate spreads tightened by approximately 19 bps.  Fannie Mae multifamily DUS also experienced a strong performance across all bond structures, with spreads tightening 1 to 4 bps.

●
Weak performance by corporate bonds, which had excess returns relative to Treasuries of -6 bps, the second worst major sector in Barclays Aggregate.  The HIT does not invest in corporate bonds, whereas the sector comprised 19.4% of the index as of March 2011.

●
The portfolio’s structural overweight to spread-based assets as swap spreads tightened across most of the yield curve.  Swap spreads tightened by 1.1 bps for 2-year and 0.8 bps for 10-year maturities. In addition, the portfolio’s slightly short duration position relative to the Barclays Aggregate performed well as interest rates rose across the yield curve.

●
The HIT’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 16, -9, -11, and 12 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.

AFL-CIO HOUSING INVESTMENT TRUST	March 2011 Performance Commentary

Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise (GSE) guarantee, compared to 77% for the Barclays Aggregate.

●
The portfolio’s underweight to private-label commercial MBS (CMBS) as this sector was the worst performing in the Barclays Aggregate.  CMBS posted -54 bps of excess return for the month.  The HIT’s agency portfolio outperformed private-label CMBS, experiencing a spread tightening to Treasuries of approximately 3 bps on average.  At the end of March, the HIT held 0.57% of its assets in private label CMBS versus 2.41% for the Barclays Aggregate.

Negative contributions to the HIT’s performance included:

●
The HIT’s underweight to agency single family MBS (RMBS) as this sector was the best performing in the Barclays Aggregate with excess returns to Treasuries of 34 bps. The portfolio was 27.4% allocated to RMBS, compared to 33.0% in the index. Helping the portfolio’s relative performance was its overweight in higher coupons as they outperformed lower coupons.

March 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.06%	0	5.29
Agencies	+0.13%	+18	3.31
Single family agency MBS (RMBS)	+0.28%	+34	4.56
Corporates	-0.13%	-6	6.51
Commercial MBS (CMBS)	-0.62%	-54	3.67
Asset-backed securities (ABS)	0.00%	+6	3.22
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	2/28/11	3/31/11	Change
3 Month	0.135%	0.091%	-0.0436%
6 Month	0.160%	0.169%	0.0086%
1 Year	0.237%	0.273%	0.0364%
2 Year	0.680%	0.821%	0.1409%
3 Year	1.164%	1.299%	0.1348%
5 Year	2.138%	2.277%	0.1383%
7 Year	2.837%	2.920%	0.0830%
10 Year	3.427%	3.470%	0.0431%
30 Year	4.501%	4.508%	0.0069%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.